UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549



                                 FORM 8-K



                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) July 15, 1997




                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
               on behalf of NAVISTAR FINANCIAL 1994-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1994-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1994-C OWNER TRUST,
                     NAVISTAR FINANCIAL 1995-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1995-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1996-A OWNER TRUST,
                    NAVISTAR FINANCIAL 1996-B OWNER TRUST AND
                      NAVISTAR FINANCIAL 1997-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)



                                 Delaware
             (State or other jurisdiction of incorporation)



      33-55865                                         51-0337491
(Commission File Number)                  (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois            60008
   (Address of principal executive offices)            (Zip Code)




     Registrant's telephone number including area code 847-734-4000


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                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


    On July 15 and 21, 1997, Registrant made available the Monthly Servicer Certificates for the Period of June 1997 for the specified Owner Trusts, which are attached as Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits:

         See attached Exhibit Index.




   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         NAVISTAR FINANCIAL RETAIL RECEIVABLES  CORPORATION
                        on behalf of NAVISTAR FINANCIAL 1994-A OWNER TRUST,
                                  NAVISTAR FINANCIAL 1994-B OWNER TRUST,
                                  NAVISTAR  FINANCIAL 1994-C OWNER TRUST,
                                  NAVISTAR FINANCIAL 1995-A OWNER TRUST,
                                  NAVISTAR  FINANCIAL 1995-B OWNER TRUST,
                                  NAVISTAR  FINANCIAL  1996-A OWNER TRUST
                                  NAVISTAR FINANCIAL 1996-B OWNER TRUST AND
                                  NAVISTAR FINANCIAL 1997-A OWNER TRUST
                                                               (Registrant)







Date:   August 4, 1997                      By:/s/ PHYLLIS E. COCHRAN
                                                   Phyllis E. Cochran
                                                   Vice President & Controller



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                                              EXHIBIT INDEX


Exhibit No.       Description

                  Navistar Financial 1994-A Owner Trust

   20.1           Monthly Servicer Certificate, dated July 15, 1997


                  Navistar Financial 1994-B Owner Trust

   20.2           Monthly Servicer Certificate, dated July 15, 1997


                  Navistar Financial 1994-C Owner Trust

   20.3           Monthly Servicer Certificate, dated July 21, 1997


                  Navistar Financial 1995-A Owner Trust

   20.4           Monthly Servicer Certificate, dated July 21, 1997


                  Navistar Financial 1995-B Owner Trust

   20.5           Monthly Servicer Certificate, dated July 15, 1997


                  Navistar Financial 1996-A Owner Trust

   20.6           Monthly Servicer Certificate, dated July 15, 1997


                  Navistar Financial 1996-B Owner Trust

   20.7           Monthly Servicer Certificate, dated July 21, 1997


                  Navistar Financial 1997-A Owner Trust

   20.8           Monthly Servicer Certificate, dated July 15, 1997